CONSENT OF INDEPENDENT AUDITORS
                          -------------------------------


                                                 August 19, 1998

    As independent auditors, we hereby consent to the incorporation by reference in this Form SB-2 Statement of our report, relating to the consolidated financial statements and financial statement schedules of MedCare Technologies, Inc. for the year ended December 31, 1997, included on Form SB-2 for the year ended December 31, 1997. We also consent to the reference to this firm under the heading "Experts" in this Registration Statement.

                                                 /s/ Clancy and Co.
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                                                 CLANCY AND CO., P.L.L.C.
                                                 Certified Public Accountants
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